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                                                                    Exhibit 99.5

                                  NEWS RELEASE

                    COMPREHENSIVE CARE CORPORATION ANNOUNCES
                            PRIVATE EQUITY PLACEMENT

NEWPORT BEACH CALIFORNIA, April 19, 1995: Drew Q. Miller, chief operating officer of Comprehensive Care Corporation (NYSE: CMP) today reported that an accredited investor has acquired, through private placement, 150,000 shares of restricted Common Stock of the Company at $6.50 per share.

Comprehensive Care Corporation manages, through contract relationships, the delivery of healthcare for specific "disease states" throughout the United States.



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